Earnings (Loss) per Unit - Schedule of earnings per share, basic and diluted (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Dec. 31, 2019	Dec. 31, 2018
Basic and Diluted:
Net income (loss)	$ 68,845	$ 12,965	$ 39,745	$ (60,764)
Weighted-average units (in shares)	119,994	119,994	119,994	119,994
Basic and diluted net earnings (loss) per unit (in dollars per share)	$ 0.57	$ 0.11	$ 0.33	$ (0.51)